                                                                     Exhibit 4.1


                            COFFEE HOLDING CO., INC.
                                  COMMON STOCK
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                          Authorized Shares 20,000,000

                                                           CUSIP 192176 10 5 COM




THIS CERTIFIES THAT







is the registered owner of



                     FULLY PAID AND NONASSESSABLE SHARES OF
                   COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                            COFFEE HOLDING CO., INC.

         Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:

By: /s/  David Gordon                  By: /s/  Andrew Gordon
    ----------------------------           -------------------------------------
    Corporate Secretary                    Andrew Gordon
                                           President and Chief Executive Officer


                                       OTR, Inc.
                                       Registrar and Transfer Agent

                            COFFEE HOLDING CO., INC.

         The following abbreviations when used in the inscription on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -   as tenants in common                               UNIF TRANSFERS TO MIN ACT . . . Custodian
TEN ENT    -   as tenants by the entireties                       .  . . . . . . . . . . . . . . . . . . . .
JT TEN     -   as joint tenants with right of survivorship        (Cust)                    (Minor)
                and not as tenants in common                      .  . . . . . . . . . . . . . . . .
                                                                  (State)

     Additional abbreviations may also be used though not in the above list

         For value received,
                             ---------------------------------------------------
hereby sell(s), assign(s) and transfer(s) unto
                                               ---------------------------------

--------------------------------------------------------------------------------
shares of Common Stock evidenced by this Certificate, and do(es) hereby irrevocably constitute(s) and appoint(s)
                                         ---------------------------------------
as Attorney, to transfer the said shares on the books of the herein named Corporation, with full power of substitution.

Date: _________
                           Signature
                                      ------------------------------------------

                           Signature
                                      ------------------------------------------

                           NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.